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                                                              Exibit 10.15
         AMENDMENT TO ALTRON INCORPORATED EMPLOYEE STOCK PURCHASE PLAN

  In accordance with the provisions of Section 18 of the Altron Incorporated Employee Stock Purchase Plan (the "Plan"), the Plan is hereby amended effective on January 1, 1995, as follows:

  1. Section 2(b) of the Plan is hereby amended to read in its entirety as follows:

   "Company" shall mean Altron Incorporated, a Massachusetts corporation, and any present or future subsidiaries.

  2. Section 2(j) of the Plan is hereby amended to read in its entirety as follows:

   "Eligible Employees" shall mean all persons employed by the Company or one of its subsidiaries (as defined in Section 425(f) of the Code), but excluding:

       (1) Persons who have been employed by the Company or its subsidiaries (including any business acquired by the Company or its subsidiaries) for less than one year on the first day of the Purchase Period with the exception of persons previously eligible;

       (2) Persons whose customary employment is less than twenty hours per week or five months or less per year; or

       (3) Persons who are, as of the day preceding the Purchase Period, deemed for purposes of Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or a subsidiary.

  3. This Amendment shall take effect as of the date of its adoption by the Board of Directors of the Company and upon its approval by the stockholders of the Company in accordance with the provisions of Section 18 of the Plan.

  4. Except as hereinabove provided, the Plan is hereby ratified and confirmed in all respects.

                                          Altron Incorporated


                                          By:   /s/  Anthony J. Medaglia, Jr.
                                              --------------------------------
                                                 Anthony J. Medaglia, Jr.
                                                           Clerk


                                 December 21, 1994
Adopted by Board of Directors:_______________________
Adopted by the Stockholders: ________________________